Item 77c Series 1



A Special Meeting of Shareholders (Special Meeting) of the Fund was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.



Proposal 1



The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of The Munder Funds, Inc. (MFI) approved the proposal, as did the shareholders of The Munder Funds Trust (MFT), The Munder Framlington Funds Trust
(MFFT) and St. Clair Funds, Inc. (St. Clair). The names of the Directors/Trustees and the results of the election for MFI are as set forth below.



Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125



Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125



Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125



Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125



John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125



Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125



Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125



John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125
Proposal 2



The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of Munder Series Trust (MST). The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.



                                                            No. of
Shares
For
*******************************************************10,091,425.72
8
Against
****************************************************69,036.561
Abstain
****************************************************52,431.964
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund, which would also be applicable to the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A Diversification
                                                            No. of
Shares
For
*******************************************************10,063,777.57
0
Against
****************************************************102,238.975
Abstain
****************************************************46,877.708
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.B Borrowing
                                                            No. of
Shares
For
*******************************************************10,084,024.31
1
Against
****************************************************75,277.587
Abstain
****************************************************53,592.355
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.C Senior Securities
                                                            No. of
Shares
For
*******************************************************10,081,363.43
7
Against
****************************************************82,799.996
Abstain
****************************************************48,730.820
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.D Underwriting Securities
                                                            No. of
Shares
For
*******************************************************10,091,160.26
8
Against
****************************************************75,552.358
Abstain
****************************************************46,181.627
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.E Real Estate
                                                            No. of
Shares
For
*******************************************************10,086,053.72
6
Against
****************************************************74,767.366
Abstain
****************************************************52,073.161
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.F Making Loans
                                                            No. of
Shares
For
*******************************************************10,071,776.40
8
Against
****************************************************97,874.214
Abstain
****************************************************43,243.631
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.G Concentration of Investments
                                                            No. of
Shares
For
*******************************************************10,085,522.84
1
Against
****************************************************79,178.622
Abstain
****************************************************48,192.790
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.H Commodities
                                                            No. of
Shares
For
*******************************************************10,076,793.81
5
Against
****************************************************93,457.554
Abstain
****************************************************42,642.884
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.I Pledging, Mortgaging and Hypothecating Fund Assets
                                                            No. of
Shares
For
*******************************************************10,082,483.28
5
Against
****************************************************85,967.636
Abstain
****************************************************44,443.332
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.K Investments for Control
                                                            No. of
Shares
For
*******************************************************10,081,152.78
9
Against
****************************************************77,967.195
Abstain
****************************************************53,774.269
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253
Proposal 3.O Margin Activities and Short Selling
                                                            No. of
Shares
For
*******************************************************10,073,262.84
4
Against
****************************************************86,566.543
Abstain
****************************************************53,064.866
Broker Non-votes
*******************************************1,401,730.000
TOTAL
****************************************************11,614,624.253

Proposal 4

The purpose of this proposal was to ask shareholders to approve the reclassification of the fundamental investment objective of the Fund to a non-fundamental investment objective of the Fund. The proposal was not intended to alter the investment objective of the Fund or change the way in which either was managed. The shareholders of the Fund approved the proposal and the results of the vote are as set forth below.


The Fund*s fundamental investment objectives were proposed to be reclassified as non-fundamental. The shareholders of the Fund approved the proposal and the results are as set forth below.

                                                          No. of
Shares
For
*****************************************************10,051,608.252
Against
**************************************************108,191.638
Abstain **************************************************53,094.363
Broker Non-votes
*****************************************1,401,730.000
TOTAL
**************************************************11,614,624.253

Item 77c Series 2

A Special Meeting of the Shareholders (Merger Special Meeting) of the
Munder Money Market Fund was held on December 11, 2002. The purpose of the Merger Special Meeting was to seek the approval or disapproval from the shareholders of the Munder Money Market Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Money Market Fund by the Munder Cash Investment Fund, a series of MFT, and the assumption of all liabilities of the Munder Money Market Fund by the Munder Cash Investment Fund in exchange for shares of the Munder Cash Investment Fund and the subsequent liquidation of the Munder Money Market Fund. The Agreement and Plan of Reorganization was approved by shareholders. The results of the vote were 38,559433 votes For, 73,470 votes Against and 1,005,829 Abstentions.


Item 77c Series 3

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of MFT, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST. The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

                                                          No. of
Shares
For
******************************************************3,004,492.921
Against
*****************************************************11,073.560
Abstain
*****************************************************5,468.000
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund, which would also be applicable to the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A Diversification
                                                          No. of
Shares
For
******************************************************3,006,161.390
Against
*****************************************************11,662.339
Abstain
*****************************************************3,210.752
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.B Borrowing
                                                          No. of
Shares
For
******************************************************3,002,462.258
Against
*****************************************************14,627.499
Abstain
*****************************************************3,944.724
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.C Senior Securities
                                                          No. of
Shares
For
******************************************************3,005,233.390
Against
*****************************************************12,590.338
Abstain
*****************************************************3,210.753
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.D Underwriting Securities
                                                          No. of
Shares
For
******************************************************3,005,568.463
Against
*****************************************************12,255.266
Abstain
*****************************************************3,210.752
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.E Real Estate
                                                          No. of
Shares
For
******************************************************3,006,126.649
Against
*****************************************************11,521.294
Abstain
*****************************************************3,386.538
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.F Making Loans
                                                          No. of
Shares
For
******************************************************3,001,166.113
Against
*****************************************************15,765.379
Abstain
*****************************************************4,102.989
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.G Concentration of Investments
                                                          No. of
Shares
For
******************************************************3,003,396.591
Against
*****************************************************13,231.699
Abstain
*****************************************************4,406.191
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.H Commodities
                                                          No. of
Shares
For
******************************************************3,001,047.899
Against
*****************************************************16,218.665
Abstain
*****************************************************3,767.917
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.I Pledging, Mortgaging and Hypothecating Fund Assets
                                                          No. of
Shares
For
******************************************************3,004,391.569
Against
*****************************************************13,175.138
Abstain
*****************************************************3,467.774
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.K Investments for Control
                                                          No. of
Shares
For
******************************************************3,003,227.049
Against
*****************************************************13,653.016
Abstain
*****************************************************4,154.416
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481
Proposal 3.O Margin Activities and Short Selling
                                                          No. of
Shares
For
******************************************************3,002,770.579
Against
*****************************************************15,468.321
Abstain
*****************************************************2,795.581
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481

Proposal 4

The purpose of this proposal was to ask shareholders to approve the reclassification of the fundamental investment objective of the Fund to a non-fundamental investment objective of the Fund. The proposal was not intended to alter the investment objective of the Fund or change the way in which either was managed. The shareholders of the Fund approved the proposal and the results of the vote are as set forth below.

                                                          No. of
Shares
For
******************************************************2,928,162.618
Against
*****************************************************20,685.973
Abstain
*****************************************************72,185.890
Broker Non-votes
*******************************************247,878.000
TOTAL
****************************************************3,268,912.481

Item 77c Series 6

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of
MFT, MFFT and St. Clair Funds, Inc. The names of the
Directors/Trustees and
the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST. The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

                                                          No. of
Shares
For
******************************************************3,434,450.082
Against ***************************************************3,575.539
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund, which would also be applicable to the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification

                                                          No. of
Shares
For
******************************************************3,436,932.837
Against ***************************************************1,092.784
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.B  Borrowing
                                                          No. of
Shares
For
******************************************************3,434,201.911
Against ***************************************************3,823.710
Abstain ***************************************************0.000

Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.C  Senior Securities
                                                          No. of
Shares
For
******************************************************3,434,450.082
Against ***************************************************3,575.539
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621

Proposal 3.D  Underwriting Securities
                                                          No. of
Shares
For
******************************************************3,436,015.203
Against ***************************************************2,010.418
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.E  Real Estate
                                                          No. of
Shares
For
******************************************************3,434,450.082
Against ***************************************************3,575.539
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.F  Making Loans
                                                          No. of
Shares
For
******************************************************3,434,450.082
Against ***************************************************3,575.539
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.G  Concentration of Investments
                                                          No. of
Shares
For
******************************************************3,434,450.082
Against ***************************************************3,575.539
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.H  Commodities
                                                          No. of
Shares
For
******************************************************3,435,146.569
Against ***************************************************2,879.052
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
                                                          No. of
Shares
For
******************************************************3,434,228.935
Against ***************************************************3,796.686
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.K  Investments for Control
                                                          No. of
Shares
For
******************************************************3,434,313.984
Against ***************************************************3,490.491
Abstain ***************************************************221.146
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621
Proposal 3.O  Margin Activities and Short Selling
                                                          No. of
Shares
For
******************************************************3,435,794.032
Against ***************************************************2,231.589
Abstain ***************************************************0.000
Broker Non-votes....
******************************************367,575.000
TOTAL
***************************************************3,805,600.621


Item 77c Series 7
A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFI, was held on April 28, 2003. The Special Meeting was adjourned to another date to permit shareholders further time to respond to the solicitation of proxies. On May 28, 2003, the Special Meeting reconvened.
The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of MFT,
MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125



Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.

The proposal did not receive a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

                                                         No. of
Shares
For
****************************************************17,765,920.167
Against
**************************************************965,753.841
Abstain
**************************************************895,794.004
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which it was managed. No part of the proposal received a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

Proposal 3.A Diversification
                                                         No. of
Shares
For
****************************************************17,711,068.223
Against
**************************************************996,260.727
Abstain
**************************************************920,139.062
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.B Borrowing
                                                         No. of
Shares
For
****************************************************17,396,062.844
Against
*************************************************1,280,817.315
Abstain
**************************************************950,587.853
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.C Senior Securities
                                                         No. of
Shares
For
****************************************************17,476,056.194
Against
*************************************************1,179,821.079
Abstain
**************************************************971,590.739
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.D Underwriting Securities
                                                         No. of
Shares
For
****************************************************17,519,408.197
Against
*************************************************1,146,767.204
Abstain
**************************************************961,292.611
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.E Real Estate
                                                         No. of
Shares
For
****************************************************17,595,456.441
Against
*************************************************1,095,702.089
Abstain
**************************************************936,309.482
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.F Making Loans
                                                         No. of
Shares
For
****************************************************17,289,880.038
Against
*************************************************1,370,764.262
Abstain
**************************************************966,823.712
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.G Concentration of Investments
                                                         No. of
Shares
For
****************************************************17,585,713.917
Against
*************************************************1,077,024.273
Abstain
**************************************************964,729.822
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.H Commodities
                                                         No. of
Shares

For
****************************************************17,347,193.515
Against
*************************************************1,327,288.394
Abstain
**************************************************952,986.103
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.I Pledging, Mortgaging and Hypothecating Fund Assets
                                                         No. of
Shares
For
****************************************************17,308,292.243
Against
*************************************************1,326,021.321
Abstain
**************************************************993,154.448
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.K Investments for Control
                                                         No. of
Shares
For
****************************************************17,407,495.529
Against
*************************************************1,215,089.022
Abstain
*************************************************1,004,883.461
Broker Non-votes
***************************************27,337,104.000
TOTAL
**************************************************46,964,572.012
Proposal 3.0 Margin Activities and Short Selling
                                                         No. of
Shares
For
****************************************************17,306,902.054
Against
*************************************************1,350,382.890
Abstain
***************************************************970,183.068
Broker Non-votes
***************************************27,337,104.000
TOTAL
*************************************************46,964,572.012

Item 77c Series 8

A Special Meeting of the Shareholders (Merger Special Meeting) of the
Munder Large-Cap Growth Fund, a series of MFI, was held on April 23,
2003.
The purpose of the Merger Special Meeting was to seek the approval or disapproval from the shareholders of the Munder Large-Cap Growth Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Large-Cap Growth Fund by the Munder Multi-Season Growth Fund and the assumption of all liabilities of the Munder Large-Cap Growth Fund by the Munder Multi-Season Growth Fund in exchange for shares of the Munder Multi-Season Growth Fund and the subsequent liquidation of the Munder Large-Cap Growth Fund. The Agreement and Plan of Reorganization was approved by shareholders. The results of the vote were 1,930,867.495 votes For, 92,496.261 votes Against, 79,825.223 Abstentions and 660,771.000
Broker Non-Votes.

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposal, which was more fully described in the Proxy Statement dated February 21, 2003.

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of
MFT, MFFT and St. Clair Funds, Inc. The names of the
Directors/Trustees and
the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125


Item 77c Series 9

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFI, was held on April 28, 2003. The Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. The Special Meeting reconvened on
May 28, 2003, was further adjourned, and reconvened again on June
12,
2003. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy
Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of MFT,
MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization Agreement), pursuant to which the Fund would be reorganized as a separate series of MST.
The proposal did not receive a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

                                                          No. of
Shares
For
******************************************************2,385,146.439
Against
***************************************************75,114.184
Abstain
***************************************************88,615.783
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which it was managed. No part of the proposal received a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

Proposal 3.A  Diversification
                                                          No. of
Shares
For
******************************************************2,386,895.804
Against
***************************************************80,505.169
Abstain
***************************************************81,475.433
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.B  Borrowing
                                                          No. of
Shares
For
******************************************************2,354,501.654
Against
***************************************************108,102.408
Abstain....
******************************************************86,272.344
Broker Non-votes
**********************************************2,112,442.000
TOTAL
*******************************************************4,661,318.406
Proposal 3.C  Senior Securities
                                                          No. of
Shares
For
******************************************************2,358,180.351
Against
***************************************************101,213.264
Abstain
***************************************************89,482.791
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.D  Underwriting Securities
                                                          No. of
Shares
For
******************************************************2,362,628.502
Against
***************************************************96,814.408
Abstain
***************************************************89,433.496
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.E  Real Estate
                                                          No. of
Shares
For
******************************************************2,366,273.752
Against
***************************************************89,129.266
Abstain
***************************************************93,473.388
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.F  Making Loans
                                                          No. of
Shares
For
******************************************************2,344,504.291
Against
***************************************************107,713.436
Abstain
***************************************************96,658.679
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.G  Concentration of Investments
                                                          No. of
Shares
For
******************************************************2,367,301.394
Against
***************************************************87,147.713
Abstain
***************************************************94,427.299
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.H  Commodities
                                                          No. of
Shares
For
******************************************************2,355,369.580
Against
***************************************************100,045.654
Abstain
***************************************************93,461.172
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
                                                          No. of
Shares
For
******************************************************2,348,795.466
Against
***************************************************103,474.610
Abstain
***************************************************96,606.330
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.K  Investments for Control
                                                          No. of
Shares
For
******************************************************2,359,506.363
Against
***************************************************90,959.274
Abstain
***************************************************98,410.769
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406
Proposal 3.O  Margin Activities and Short Selling
                                                          No. of
Shares
For
******************************************************2,351,423.073
Against
***************************************************103,873.209
Abstain
***************************************************93,580.124
Broker Non-votes....
******************************************2,112,442.000
TOTAL
***************************************************4,661,318.406


Item 77c Series 10

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of MFT, MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST.

The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.


                                                         No. of
Shares
For
*****************************************************3,260,109.930
Against
***************************************************27,595.677
Abstain
***************************************************31,248.916
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A Diversification
                                                         No. of
Shares
For
*****************************************************3,254,686.225
Against
***************************************************32,076.319
Abstain
***************************************************32,191.979
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.B Borrowing
                                                         No. of
Shares
For
*****************************************************3,239,646.711
Against
***************************************************44,668.654
Abstain
***************************************************34,639.158
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.C Senior Securities
                                                         No. of
Shares
For
*****************************************************3,243,640.130
Against
***************************************************41,263.527
Abstain
***************************************************34,050.866
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.D Underwriting Securities
                                                         No. of
Shares
For
*****************************************************3,251,888.488
Against
***************************************************34,738.670
Abstain
***************************************************32,327.365
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.E Real Estate
                                                         No. of
Shares
For
*****************************************************3,251,914.833
Against
***************************************************38,885.152
Abstain
***************************************************28,154.538
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.F Making Loans
                                                         No. of
Shares
For
*****************************************************3,236,911.390
Against
***************************************************48,464.508
Abstain
***************************************************33,578.625
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.G Concentration of Investments
                                                         No. of
Shares
For
*****************************************************3,245,015.459
Against
***************************************************40,758.005
Abstain
***************************************************33,181.059
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.H Commodities
                                                         No. of
Shares
For
*****************************************************3,240,739.212
Against
***************************************************45,737.780
Abstain
***************************************************32,477.531
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.I Pledging, Mortgaging and Hypothecating Fund Assets
                                                         No. of
Shares
For
*****************************************************3,237,934.527
Against
***************************************************47,212.233
Abstain
***************************************************33,807.763
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.K Investments for Control
                                                         No. of
Shares
For
*****************************************************3,248,179.700
Against
***************************************************39,228.623
Abstain
***************************************************31,546.200
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523
Proposal 3.O Margin Activities and Short Selling
                                                         No. of
Shares
For
*****************************************************3,237,182.998
Against
***************************************************48,067.995
Abstain
***************************************************33,703.530
Broker Non-votes
****************************************1,174,702.000
TOTAL
***************************************************4,493,656.523

Item 77c Series 14

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposal, which was more fully described in the Proxy Statement dated February 21, 2003.

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of
MFT, MFFT and St. Clair Funds, Inc. The names of the
Directors/Trustees and
the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125


Item 77c Series 15

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of
MFT, MFFT and St. Clair Funds, Inc. The names of the
Directors/Trustees and
the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125


Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a separate series of MST. The shareholders of the Fund approved the proposal and the results of the votes are as set forth below.

                                                                No.
of Shares
For....
********************************************************1,727,238.83
8
Against
*****************************************************7,164.193
Abstain
*****************************************************1,126.245
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which either was managed. The shareholders of the Fund approved each part of the proposal and the results are as set forth below.

Proposal 3.A  Diversification
                                                                No.
of Shares
For....
********************************************************1,725,120.73
6
Against
*****************************************************9,282.294
Abstain
*****************************************************1,126.246
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.B  Borrowing
                                                                No.
of Shares
For....
********************************************************1,724,304.91
4
Against
*****************************************************10,234.761
Abstain *****************************************************989.601
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.C  Senior Securities
                                                                No.
of Shares
For....
********************************************************1,724,032.01
0
Against
*****************************************************10,361.225
Abstain
*****************************************************1,136.041
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.D  Underwriting Securities
                                                                No.
of Shares
For....
********************************************************1,724,137.19
5
Against
*****************************************************10,256.040
Abstain
*****************************************************1,136.041
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.E  Real Estate
                                                                No.
of Shares
For....
********************************************************1,724,041.80
5
Against
*****************************************************10,361.225
Abstain
*****************************************************1,126.246
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.F  Making Loans
                                                                No.
of Shares
For....
********************************************************1,723,456.86
5
Against
*****************************************************10,936.370
Abstain
*****************************************************1,136.041
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.G  Concentration of Investments
                                                                No.
of Shares
For....
********************************************************1,724,158.47
4
Against
*****************************************************10,234.761
Abstain
*****************************************************1,136.041
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.H  Commodities
                                                                No.
of Shares
For....
********************************************************1,724,010.44
1
Against
*****************************************************9,408.759
Abstain
*****************************************************2,110.076
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
                                                                No.
of Shares
For....
********************************************************1,724,461.97
2
Against
*****************************************************9,941.057
Abstain
*****************************************************1,126.247
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.K  Investments for Control
                                                                No.
of Shares
For....
********************************************************1,724,452.17
7
Against
*****************************************************9,941.057
Abstain
*****************************************************1,136.042
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276
Proposal 3.O  Margin Activities and Short Selling
                                                                No.
of Shares
For....
********************************************************1,724,984.18
6
Against
*****************************************************9,409.048
Abstain
*****************************************************1,136.042
Broker Non-votes....
********************************************245,151.000
TOTAL....
*****************************************************1,980,680.276


Item 77c Series 16

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposals, which were more fully described in the Proxy Statement dated February 21, 2003.
The Special Meeting was adjourned to another date to permit shareholders further time to respond to the solicitation of proxies. On May 28, 2003, the
Special Meeting reconvened.



Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of MFT,
MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization
Agreement),
pursuant to which the Fund would be reorganized as a series of MST.

The proposal did not receive a sufficient number of votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

                                                            No. of
Shares
For
*******************************************************26,271,316.17
1
Against
****************************************************1,501,729.038
Abstain
****************************************************1,374,855.782
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which it was managed. No part of the proposal received a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

Proposal 3.A  Diversification
                                                            No. of
Shares
For
*******************************************************26,215,501.68
9
Against
****************************************************1,569,685.618
Abstain
****************************************************1,362,713.684
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.B  Borrowing
                                                            No. of
Shares
For
*******************************************************25,714,245.28
6
Against
****************************************************2,024,705.667
Abstain
****************************************************1,408,950.038
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.C  Senior Securities
                                                            No. of
Shares
For
*******************************************************25,801,246.08
4
Against
****************************************************1,917,316.141
Abstain
****************************************************1,429,338.766
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.D  Underwriting Securities
                                                            No. of
Shares
For
*******************************************************25,896,858.75
9
Against
****************************************************1,845,339.673
Abstain
****************************************************1,405,702.559
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.E  Real Estate
                                                            No. of
Shares
For
*******************************************************26,075,221.10
3
Against
****************************************************1,714,351.156
Abstain
****************************************************1,358,328.732
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.F  Making Loans
                                                            No. of
Shares
For
*******************************************************25,601,539.67
5
Against
****************************************************2,153,156.154
Abstain
****************************************************1,393,205.162
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.G  Concentration of Investments
                                                            No. of
Shares
For
*******************************************************26,050,592.28
5
Against
****************************************************1,715,920.300
Abstain
****************************************************1,381,388.406
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.H  Commodities
                                                            No. of
Shares
For
*******************************************************25,700,056.65
8
Against
****************************************************2,062,712.572
Abstain
****************************************************1,385,131.761
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.I  Pledging, Mortgaging and Hypothecating Fund Assets
                                                            No. of
Shares
For
*******************************************************25,600,348.62
2
Against
****************************************************2,098,874.307
Abstain
****************************************************1,448,678.062
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.K  Investments for Control
                                                            No. of
Shares
For
*******************************************************25,786,734.42
7
Against
****************************************************1,903,835.191
Abstain
****************************************************1,457,331.373
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991
Proposal 3.O  Margin Activities and Short Selling
                                                            No. of
Shares
For
*******************************************************25,631,203.77
9
Against
****************************************************2,119,834.738
Abstain
****************************************************1,396,862.474
Broker Non-votes
*******************************************42,365,740.000
TOTAL
****************************************************71,513,640.991


Item 77c Series 19

A Special Meeting of the Shareholders (Merger Special Meeting) of the
Munder Bio(Tech)2 Fund, a series of MFI, was held on April 23, 2003. This Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. The Merger Special Meeting reconvened on May 7, 2003. The purpose of the Merger Special Meeting was to seek the approval or disapproval from the shareholders of the Munder Bio(Tech)2 Fund ofan Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Munder Bio(Tech)2 Fund by the Munder Healthcare Fund, a series of MFFT, and the assumption of all liabilities of the Munder Bio(Tech)2 Fund by the Munder Healthcare Fund in exchange for shares of the Munder Healthcare Fund and the subsequent liquidation of the Munder Bio(Tech)2 Fund. The Agreement and Plan of Reorganization was approved by shareholders. The results of the vote were 1,171,708.6231votes For, 60,589.519 votes Against, 36,062.260 Abstentions and 570,859.000 Broker Non-Votes.

A Special Meeting of Shareholders (Special Meeting) of the
Fund, a series of MFI, was held on April 28, 2003. The purpose of the Special
Meeting was to ask shareholders to consider the following proposal, which was more fully described in the Proxy Statement dated February 21, 2003.

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of
MFT, MFFT and St. Clair Funds, Inc. The names of the
Directors/Trustees and
the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125



Item 77c Series 20

A Special Meeting of Shareholders (Special Meeting) of the Fund, a series of MFI, was held on April 28, 2003. The Special Meeting was adjourned to another date in order to permit shareholders further time to respond to the solicitation of proxies. On May 28, 2003, the Special Meeting reconvened. The purpose of the Special Meeting was to ask shareholders to consider the following proposals, which were more fully described in the
Proxy Statement dated February 21, 2003.

Proposal 1

The purpose of this proposal was to elect the Munder Funds Board of Directors/Trustees. The shareholders of the Fund together with the other shareholders of MFI approved the proposal, as did the shareholders of MFT,
MFFT and St. Clair Funds, Inc. The names of the Directors/Trustees and the results of the election for MFI are as set forth below.

Nominees: No. of Shares
David J. Brophy
For 161,712,856.879
Withhold 3,358,664.246
TOTAL 165,071,521.125

Joseph E. Champagne
For 161,730,165.560
Withhold 3,341,355.565
TOTAL 165,071,521.125

Thomas D. Eckert
For 161,748,009.054
Withhold 3,323,512.071
TOTAL 165,071,521.125

Charles W. Elliott
For 161,710,698.077
Withhold 3,360,823.048
TOTAL 165,071,521.125

John Engler
For 161,554,903.243
Withhold 3,516,617.882
TOTAL 165,071,521.125

Michael T. Monahan
For 161,714,778.617
Withhold 3,356,742.508
TOTAL 165,071,521.125

Arthur T. Porter
For 161,730,259.765
Withhold 3,341,261.360
TOTAL 165,071,521.125

John Rakolta, Jr.
For 161,715,763.070
Withhold 3,355,758.055
TOTAL 165,071,521.125

Proposal 2

The purpose of this proposal was to seek approval of an Agreement and
Plan of Reorganization and Redomiciliation (Reorganization Agreement), pursuant to which the Fund would be reorganized with and into a corresponding series of MST.
The proposal did not receive a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.


                                                          No. of
Shares
For
******************************************************3,502,003.072
Against
****************************************************166,566.625
Abstain
****************************************************151,716.787
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484

Proposal 3

The purpose of this proposal was to ask shareholders to amend or eliminate certain fundamental investment restrictions of the Fund. None of the proposals was intended to materially alter the investment risk associated with the Fund or change the way in which it was managed. No part of the proposal received a sufficient number of total votes by shareholders of the Fund to pass. The results of the votes are as set forth below.

Proposal 3.A Diversification
                                                          No. of
Shares
For
******************************************************3,469,525.897
Against
****************************************************192,276.750
Abstain
****************************************************158,483.837
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.B Borrowing
                                                          No. of
Shares
For
******************************************************3,425,661.484
Against
****************************************************235,708.287
Abstain
****************************************************158,916.713
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.C Senior Securities
                                                          No. of
Shares
For
******************************************************3,445,965.945
Against
****************************************************220,620.781
Abstain
****************************************************153,699.758
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.D Underwriting Securities
                                                          No. of
Shares
For
******************************************************3,449,442.770
Against
****************************************************208,300.842
Abstain
****************************************************162,542.872
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.E Real Estate
                                                          No. of
Shares
For
******************************************************3,466,987.553
Against
****************************************************202,108.811
Abstain
****************************************************151,190.120
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.F Making Loans
                                                          No. of
Shares
For
******************************************************3,408,614.692
Against
****************************************************254,099.236
Abstain
****************************************************157,572.556
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.G Concentration of Investments
                                                          No. of
Shares
For
******************************************************3,460,232.641
Against
****************************************************202,086.935
Abstain
****************************************************157,966.908
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.H Commodities
                                                          No. of
Shares
For
******************************************************3,406,672.361
Against
****************************************************255,762.500
Abstain
****************************************************157,851.623
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.I Pledging, Mortgaging and Hypothecating Fund Assets
                                                          No. of
Shares
For
******************************************************3,421,705.373
Against
****************************************************231,654.300
Abstain
****************************************************166,926.811
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.K Investments for Control
                                                          No. of
Shares
For
******************************************************3,436,858.349
Against
****************************************************222,062.648
Abstain
****************************************************161,365.487
Broker Non-votes
*****************************************4,739,604.000
TOTAL
****************************************************8,559,890.484
Proposal 3.O Margin Activities and Short Selling
                                                          No. of
Shares
For
******************************************************3,397,121.692
Against
****************************************************263,835.304
Abstain
****************************************************159,329.488
Broker Non-votes
*****************************************4,739,604.000

TOTAL
****************************************************8,559,890.484